Page 37 of 40 Pages

                                                                   EXHIBIT 99.13

                            Agreement of Joint Filing

      Pursuant to Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned persons hereby agree to file with the Securities and Exchange Commission the Statement on Schedule 13D (the "Statement") to which this Agreement is attached as an exhibit, and agree that such Statement, as so filed, is filed on behalf of each of them.

      This Agreement of Joint Filing supersedes and replaces the Agreement of Joint Filing dated May 22, 2006.

      IN WITNESS WHEREOF, the undersigned have executed this Agreement.

Dated: April 3, 2007

                                      BARINGTON COMPANIES EQUITY PARTNERS, L.P.

                                      By: Barington Companies Investors, LLC,
                                          its general partner

                                      By: /s/ James A. Mitarotonda
                                          --------------------------------------
                                      Name:  James A. Mitarotonda
                                      Title: Managing Member

                                      BARINGTON COMPANIES INVESTORS, LLC

                                      By: /s/ James A. Mitarotonda
                                          --------------------------------------
                                      Name:  James A. Mitarotonda
                                      Title: Managing Member

                                      BARINGTON INVESTMENTS, L.P.

                                      By: Barington Companies Advisors, LLC, its
                                          general partner

                                      By: /s/ James A. Mitarotonda
                                          --------------------------------------
                                      Name:  James A. Mitarotonda
                                      Title: Managing Member

                                      BARINGTON COMPANIES ADVISORS, LLC

                                      By: /s/ James A. Mitarotonda
                                          --------------------------------------
                                      Name:  James A. Mitarotonda
                                      Title: Managing Member

                                                             Page 38 of 40 Pages

                                      BARINGTON COMPANIES OFFSHORE FUND, LTD.

                                      By: /s/ James A. Mitarotonda
                                          --------------------------------------
                                      Name:  James A. Mitarotonda
                                      Title: President

                                      BARINGTON OFFSHORE ADVISORS II, LLC

                                      By: /s/ James A. Mitarotonda
                                          --------------------------------------
                                      Name:  James A. Mitarotonda
                                      Title: Managing Member

                                      BARINGTON CAPITAL GROUP, L.P.

                                      By: LNA Capital Corp., its general
                                          partner

                                      By: /s/ James A. Mitarotonda
                                          --------------------------------------
                                      Name:  James A. Mitarotonda
                                      Title: President and CEO

                                      LNA CAPITAL CORP.

                                      By: /s/ James A. Mitarotonda
                                          --------------------------------------
                                      Name:  James A. Mitarotonda
                                      Title: President and CEO

                                      /s/ James A. Mitarotonda
                                      ------------------------------------------
                                      James A. Mitarotonda

                                      RJG CAPITAL PARTNERS, L.P.

                                      By: RJG Capital Management, LLC, its
                                          general partner

                                      By: /s/ Ronald J. Gross
                                          --------------------------------------
                                      Name:  Ronald J. Gross
                                      Title: Managing Member

                                       RJG CAPITAL MANAGEMENT, LLC

                                      By: /s/ Ronald J. Gross
                                          --------------------------------------
                                      Name:  Ronald J. Gross
                                      Title: Managing Member

                                                             Page 39 of 40 Pages

                                     /s/ Ronald J. Gross
                                     -------------------------------------------
                                     Ronald J. Gross

                                     D.B. ZWIRN SPECIAL OPPORTUNITIES FUND, L.P.

                                     By: D.B. Zwirn Partners, LLC,
                                         its general partner
                                     By: Zwirn Holdings, LLC, its managing
                                         member

                                     By: /s/ Daniel B. Zwirn
                                         --------------------------------------
                                     Name:  Daniel B. Zwirn
                                     Title: Managing Member

                                     D.B. ZWIRN SPECIAL OPPORTUNITIES FUND, LTD.

                                     By: D.B. Zwirn & Co., L.P., its manager
                                     By: DBZ GP, LLC, its general partner
                                     By: Zwirn Holdings, LLC, its managing
                                         member

                                     By: /s/ Daniel B. Zwirn
                                         --------------------------------------
                                     Name:  Daniel B. Zwirn
                                     Title: Managing Member

                                     HCM/Z SPECIAL OPPORTUNITIES LLC

                                     By: D.B. Zwirn & Co., L.P., its manager
                                     By: DBZ GP, LLC, its general partner
                                     By: Zwirn Holdings, LLC, its managing
                                         member


                                     By: /s/ Daniel B. Zwirn
                                         --------------------------------------
                                     Name:  Daniel B. Zwirn
                                     Title: Managing Member

                                                             Page 40 of 40 Pages

                                      D.B. ZWIRN & CO., L.P.

                                      By: DBZ GP, LLC, its general partner
                                      By: Zwirn Holdings, LLC, its managing
                                          member

                                      By: /s/ Daniel B. Zwirn
                                          --------------------------------------
                                      Name:  Daniel B. Zwirn
                                      Title: Managing Member

                                      DBZ GP, LLC

                                      By: Zwirn Holdings, LLC, its managing
                                          member

                                      By: /s/ Daniel B. Zwirn
                                          --------------------------------------
                                      Name:  Daniel B. Zwirn
                                      Title: Managing Member

                                      ZWIRN HOLDINGS, LLC

                                      By: /s/ Daniel B. Zwirn
                                          --------------------------------------
                                      Name:  Daniel B. Zwirn
                                      Title: Managing Member

                                      /s/ Daniel B. Zwirn
                                      ------------------------------------------
                                      Daniel B. Zwirn